Warrant Liability	12 Months Ended
Dec. 31, 2025
Warrant Liability [Abstract]
WARRANT LIABILITY
10.	WARRANT LIABILITY

On September 20, 2023, the Company issued approximately 7.5 million warrants. Each warrant was initially exercisable for one common share of Greenfire at an exercise price of USD$11.50 per share. In connection with the Rights Offering completed on December 19, 2025 (Note 11), the warrants were adjusted to be exercisable for 1.171 common shares at an exercise price of USD$9.82 per share.

The outstanding warrants expire on September 19, 2028, and contain a cashless exercise feature, permitting an exercise without the payment of the exercise price by the issuance of a net, lower number of common shares. The warrants are remeasured to their fair value at each reporting period with the change recognized through the statement of comprehensive income. The following table reconciles the warrant liability.

For the year ended,	December 31, 2025		December 31, 2024
($ thousands, unless otherwise noted)	Warrants (’000)	Amount	Warrants (’000)	Amount
Balance, beginning of year	7,527	$18,304	7,527	$18,630
Change in fair value	-	(14,176)	-	(326)
Balance, end of year	7,527	$4,128	7,527	$18,304
Common shares issuable on exercise	7,527	-	7,527	-

The fair value of each warrant was estimated using the Black Scholes Merton model with the following assumptions:

	December 31, 2025	December 31, 2024
Share price $USD	$4.76	$7.06
Exercise price $USD	$9.82	$11.50
Average risk-free interest rate	2.57%	4.49%
Average expected volatility (1)	39%	45%
Average expected life (years)	2.75	3.75

(1)	Expected volatility has been based on historical share volatility and that of similar market participants.